Exhibit 21

SUBSIDIARIES OF OVERSEAS SHIPHOLDING GROUP, INC.

The following table lists all subsidiaries of OSG and all companies in which the registrant directly or indirectly owns at least a 49% interest, except for certain companies and subsidiaries which, if considered in the aggregate as a single entity, would not constitute a significant entity. All of the entities named below are corporations, unless otherwise noted.

Company	Where Incorporated, Organized or Domiciled
Action Tanker Corporation	Marshall Islands
Africa Conversion Corporation	Marshall Islands
Africa Tanker Corporation	Marshall Islands
Alcesmar Limited	Marshall Islands
Alcmar Limited	Marshall Islands
Allenmar Limited	Marshall Islands
Almar Limited	Marshall Islands
Alpha Aframax Corporation	Marshall Islands
Alpha Suezmax Corporation	Marshall Islands
Alpha Tanker Corporation	Marshall Islands
Amalia Product Corporation	Marshall Islands
Ambermar Product Carrier Corporation	Marshall Islands
Ambermar Tanker Corporation	Delaware
American Shipholding Group, Inc.	New York
Andromar Limited	Marshall Islands
Antigmar Limited	Marshall Islands
Antilles Bulk Holdings N.V.	Netherlands Antilles
Aqua Tanker Corporation	Marshall Islands
Aquamar Shipping Limited	Marshall Islands
Aquarius Tanker Corporation	Marshall Islands
Ariadmar Limited	Marshall Islands
Ariel Shipping Corporation	Marshall Islands
Asia Conversion Corporation	Marshall Islands
Aspro Tanker Corporation	Marshall Islands
Atalmar Limited	Marshall Islands
Athens Product Tanker Corporation	Marshall Islands
Atlas Chartering Corporation	Marshall Islands
Aurora Shipping Corporation	Marshall Islands
Avila Tanker Corporation	Marshall Islands

Company	Where Incorporated, Organized or Domiciled
Batangas Tanker Corporation	Marshall Islands
Beta Aframax Corporation	Marshall Islands
Beta Tanker Corporation	Marshall Islands
Blue Emerald Chartering Corporation	Marshall Islands
Brooklyn Product Tanker Corporation	Marshall Islands
Cabo Hellas Limited	Marshall Islands
Cabo Sounion Limited	Marshall Islands
Camar Limited	Marshall Islands
Capemar Limited	Marshall Islands
Capital Investment Holding Corporation	Marshall Islands
Caribbean Tanker Corporation	Marshall Islands
Carina Tanker Corporation	Marshall Islands
Carl Product Corporation	Marshall Islands
Clean Products International Ltd.	Marshall Islands
Cleliamar Product Carrier Corporation	Marshall Islands
Colmar Ltd	Marshall Islands
Concept Tanker Corporation	Marshall Islands
Crown Tanker Corporation	Marshall Islands
Delphina Product Carrier Corporation	Marshall Islands
Delphina Tanker Corporation	Delaware
Delta Aframax Corporation	Marshall Islands
DHT Ania Aframax Corp.	Marshall Islands
DHT Ann VLCC Corp.	Marshall Islands
DHT Cathy Aframax Corp.	Marshall Islands
DHT Chris VLCC Corp.	Marshall Islands
DHT Rebecca Aframax Corp.	Marshall Islands
DHT Regal Unity VLCC Corp.	Marshall Islands
DHT Sophie Aframax Corp.	Marshall Islands
Dignity Chartering Corporation	Marshall Islands
Dignity Tanker Corporation	Marshall Islands
Dorado Tanker Corporation	Marshall Islands
East Coast Gaugings Limited	United Kingdom
Edindun Shipping Corporation	Marshall Islands
Eighth Aframax Tanker Corporation	Marshall Islands
Epsilon Aframax Corporation	Marshall Islands
Ermar Limited	Marshall Islands

Company	Where Incorporated, Organized or Domiciled
ERN Holdings Inc.	Panama
Fifth Aframax Tanker Corporation	Marshall Islands
First Chemical Carrier Corporation	Marshall Islands
First LPG Tanker Corporation	Marshall Islands
First Manila Product Tanker Corporation	Marshall Islands
First Pacific Corporation	Marshall Islands
First Shipco Inc.	Marshall Islands
First Suezmax Corporation	Marshall Islands
First Suezmax Tanker Corporation	Marshall Islands
First Union Tanker Corporation	Marshall Islands
Fourth Aframax Tanker Corporation	Marshall Islands
Fourth Spirit Holding N.V.	Netherlands Antilles
Front President Inc.	Marshall Islands
Front Tobago, Inc.	Liberia
Goldmar Limited	Marshall Islands
GPC Aframax Corporation	Marshall Islands
Grace Chartering Corporation	Marshall Islands
Imperial Tankers Corporation	Marshall Islands
International Seaways, Inc.	Marshall Islands
Jacamar Ltd	Marshall Islands
Jademar Limited	Marshall Islands
Jamar Limited	Marshall Islands
Joyce Car Carrier Corporation	Marshall Islands
Juneau Tanker Corporation	New York
Kimolos Tanker Corporation	Marshall Islands
Kythnos Chartering Corporation	Marshall Islands
Leo Tanker Corporation	Marshall Islands
Leyte Product Tanker Corporation	Marshall Islands
Limar Charter Corporation	Marshall Islands
Lion Tanker Corporation	Marshall Islands
Luxmar Tanker LLC	Delaware (1)
Majestic Tankers Corporation	Marshall Islands
Maple Tanker Corporation	Marshall Islands
Maremar Tanker LLC	Delaware (1)
Marilyn Vessel Corporation	Delaware
Maritrans General Partner Inc.	Delaware

Company	Where Incorporated, Organized or Domiciled
Maritrans Operating Company L.P.	Delaware (2)
Martank Shipping Holdings Limited	British Virgin Islands
Meridian Tanker Corporation	Marshall Islands
Milos Product Tanker Corporation	Marshall Islands
Mindanao Tanker Corporation	Marshall Islands
Nedimar Charter Corporation	Marshall Islands
Neptune Product Carrier Corporation	Marshall Islands
Ninth Aframax Tanker Corporation	Marshall Islands
Northanger Shipping Corporation	Marshall Islands
Oak Tanker Corporation	Marshall Islands
Ocean Bulk Ships, Inc.	Delaware
Oceania Tanker Corporation	Marshall Islands
Oleron Tanker S.A.	Panama
OSG 192 LLC	Delaware (1)
OSG 209 LLC	Delaware (1)
OSG 214 LLC	Delaware (1)
OSG 215 Corporation	Delaware
OSG 242 Charterer LLC	Delaware (1)
OSG 242 LLC	Delaware (1)
OSG 243 Charterer LLC	Delaware (1)
OSG 243 LLC	Delaware (1)
OSG 244 LLC	Delaware (1)
OSG 252 LLC	Delaware (1)
OSG 254 LLC	Delaware (1)
OSG 296 LLC	Delaware (1)
OSG 297 LLC	Delaware (1)
OSG 298 LLC	Delaware (1)
OSG 300 LLC	Delaware (1)
OSG 352 LLC	Delaware (1)
OSG 400 LLC	Delaware (1)
OSG America L.P.	Delaware (2)
OSG America LLC	Delaware (1)
OSG America Operating Company LLC	Delaware (1)
OSG AVTC II, LLC	Delaware (1)
OSG AVTC I, LLC	Delaware (1)
OSG Bulk Ships, Inc.	New York

Company	Where Incorporated, Organized or Domiciled
OSG Car Carriers, Inc.	New York
OSG Chartering Corporation	Delaware
OSG Clean Products International, Inc.	Marshall Islands
OSG CNG Transportation Corporation	Marshall Islands
OSG Columbia LLC	Delaware (1)
OSG Constitution LLC	Delaware (1)
OSG Courageous LLC	Delaware (1)
OSG Delaware Bay Lightering LLC	Delaware (1)
OSG Discovery LLC	Delaware (1)
OSG Endeavor LLC	Delaware (1)
OSG Endurance LLC	Delaware (1)
OSG Enterprise LLC	Delaware (1)
OSG Financial Corp.	Delaware
OSG Freedom LLC	Delaware (1)
OSG Group Purchasing Limited	United Kingdom
OSG Honour LLC	Delaware (1)
OSG Independence LLC	Delaware (1)
OSG International, Inc.	Marshall Islands
OSG Intrepid LLC	Delaware (1)
OSG Liberty LLC	Delaware (1)
OSG Lightering Acquisition Corporation	Marshall Islands
OSG Lightering LLC	Liberia (3)
OSG Lightering Services Inc.	Liberia
OSG Lightering Solutions LLC	Marshall Islands (4)
OSG Mariner LLC	Delaware (1)
OSG Maritrans Parent LLC	Delaware (1)
OSG Nakilat Corporation	Marshall Islands
OSG Navigator LLC	Delaware (1)
OSG New York, Inc.	Marshall Islands
OSG-NNA Ship Management Services, Inc.	Philippines
OSG Overseas Ship Management (Canada) Inc.	Canada
OSG Product Tankers AVTC, LLC	Delaware (1)
OSG Product Tankers Member LLC	Delaware (1)
OSG Product Tankers II, LLC	Delaware (1)
OSG Product Tankers I, LLC	Delaware (1)
OSG Product Tankers, LLC	Delaware (1)

Company	Where Incorporated, Organized or Domiciled
OSG Product Tankers Member (Martinez) LLC	Delaware (1)
OSG Product Tankers Martinez II, LLC	Delaware (1)
OSG Product Tankers Martinez I, LLC	Delaware (1)
OSG Product Tankers Martinez, LLC	Delaware (1)
OSG Product Tankers Member (Tampa) LLC	Delaware (1)
OSG Product Tankers Tampa II, LLC	Delaware (1)
OSG Product Tankers Tampa I, LLC	Delaware (1)
OSG Product Tankers Tampa, LLC	Delaware (1)
OSG Quest LLC	Delaware (1)
OSG Seafarer LLC	Delaware (1)
OSG Ship Management (GR) Ltd.	Marshall Islands
OSG Ship Management (London) Limited	United Kingdom
OSG Ship Management (UK) Ltd.	United Kingdom
OSG Ship Management Asia Pacific Pte. Ltd.	Singapore
OSG Ship Management, Inc.	Delaware
OSG Ship Management Manila Inc.	Philippines
OSG Shuttle Tankers Member (Chinook) LLC	Delaware (1)
OSG Shuttle Tankers Chinook II, LLC	Delaware (1)
OSG Shuttle Tankers Chinook I, LLC	Delaware (1)
OSG Shuttle Tankers Chinook , LLC	Delaware (1)
OSG Tankers (UK) Ltd.	United Kingdom
OSG Valour LLC	Delaware (1)
OSP 300 LLC	Delaware (1)
OSP 400 LLC	Delaware (1)
Overseas Allegiance Corporation	Delaware
Overseas Anacortes LLC	Delaware (1)
Overseas Boston LLC	Delaware (1)
Overseas Diligence LLC	Delaware (1)
Overseas Galena Bay LLC	Delaware (1)
Overseas Houston LLC	Delaware (1)
Overseas Integrity LLC	Delaware (1)
Overseas LNG H1 Corporation	Marshall Islands
Overseas LNG H2 Corporation	Marshall Islands
Overseas LNG S1 Corporation	Marshall Islands
Overseas LNG S2 Corporation	Marshall Islands
Overseas Long Beach LLC	Delaware (1)

Company	Where Incorporated, Organized or Domiciled
Overseas Los Angeles LLC	Delaware (1)
Overseas Martinez LLC	Delaware (1)
Overseas New Orleans Charterer LLC	Delaware (1)
Overseas New Orleans LLC	Delaware (1)
Overseas New York LLC	Delaware (1)
Overseas Nikiski LLC	Delaware (1)
Overseas Perseverance Corporation	Delaware
Overseas Philadelphia Charterer LLC	Delaware (1)
Overseas Philadelphia LLC	Delaware (1)
Overseas Puget Sound Charterer LLC	Delaware (1)
Overseas Puget Sound LLC	Delaware (1)
Overseas Sea Swift Corporation	Delaware
Overseas Shipping (GR) Ltd.	Marshall Islands
Overseas ST Holding LLC	Delaware (1)
Overseas Tampa LLC	Delaware (1)
Overseas Texas City LLC	Delaware (1)
Palmar Maritime Ltd.	Marshall Islands
Panamax International Ltd.	Marshall Islands
Panamax International Shipping Company Ltd.	Marshall Islands
Peak Aframax Tanker Corporation	Marshall Islands
Pearlmar Limited	Marshall Islands
Petromar Limited	Marshall Islands
Pipe Suezmax Corporation	Marshall Islands
Pisces Tanker Corporation	Marshall Islands
Polaris Tanker Corporation	Marshall Islands
Polys Product Carrier Corporation	Marshall Islands
Primar Shipping Limited	Marshall Islands
Profit Suezmax Corporation	Marshall Islands
Queens Product Tanker Corporation	Marshall Islands
Reginamar Limited	Marshall Islands
Reinemar Limited	Marshall Islands
Reliance Shipping B.V.	Netherlands
Reymar Limited	Marshall Islands
Rich Tanker Corporation	Marshall Islands
Rimar Chartering Corporation	Marshall Islands
Rosalyn Tanker Corporation	Marshall Islands

Company	Where Incorporated, Organized or Domiciled
Rosemar Limited	Marshall Islands
Royal Tankers Corporation	Marshall Islands
Ruby Tanker Corporation	Marshall Islands
Rubymar Limited	Marshall Islands
Sakura Transport Corp.	Marshall Islands
Samar Product Tanker Corporation	Marshall Islands
Sapphire Tanker Corporation	Marshall Islands
Sargasso Tanker Corporation	Marshall Islands
Second LPG Tanker Corporation	Marshall Islands
Second Suezmax Corporation	Marshall Islands
Serifos Tanker Corporation	Marshall Islands
Seventh Aframax Tanker Corporation	Marshall Islands
Ship Paying Corporation No. 1	Delaware
Ship Paying Corporation No. 3	Liberia
Shirley Tanker SRL	Barbados (5)
Sifnos Tanker Corporation	Marshall Islands
Silvermar Limited	Marshall Islands
Sixth Aframax Tanker Corporation	Marshall Islands
Skopelos Product Tanker Corporation	Marshall Islands
Souter Shipping Ltd.	United Kingdom
Spirit Shipping B.V.	Netherlands
SSL Services Ltd.	Bermuda
Star Chartering Corporation	Marshall Islands
Suezmax International Agencies, Inc.	Marshall Islands
Takamar Ltd	Marshall Islands
Talara Chartering Corporation	Marshall Islands
Talara Product Corporation	Marshall Islands
Tanker Management Ltd	United Kingdom
Tenth Aframax Tanker Corporation	Marshall Islands
Third Aframax Tanker Corporation	Marshall Islands
Third United Shipping Corporation	Marshall Islands
1372 Tanker Corporation	Marshall Islands
1395 Tanker Corporation	Marshall Islands
TI Africa Limited	Hong Kong
TI Asia Limited	Hong Kong
Tokyo Transport Corp.	Marshall Islands

Company	Where Incorporated, Organized or Domiciled
Transbulk Carriers, Inc.	Delaware
Troy Chartering Corporation	Marshall Islands
Troy Product Corporation	Marshall Islands
U.S. Shipholding Group, Inc.	New York
Uranus Product Carrier Corporation	Marshall Islands
Urban Tanker Corporation	Marshall Islands
Vega Product Carrier Corporation	Marshall Islands
Vega Tanker Corporation	Delaware
Venus Tanker Corporation	Marshall Islands
View Tanker Corporation	Marshall Islands
Vivian Tankships Corporation	New York
Vulpecula Chartering Corporation	Marshall Islands
Western Ship Agencies Limited	United Kingdom
Wind Aframax Tanker Corporation	Marshall Islands

(1) This entity is a Delaware limited liability company.

(2) This entity is a Delaware limited partnership.

(3) This entity is a Liberian limited liability company.

(4) This entity is a Marshall Islands limited liability company.

(5) This entity is a Barbados society with restricted liability.

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